UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 17, 2012

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

(a) Creation of a Direct Financial Obligation

On February 17, 2012, Met-Pro Corporation and Citizens Bank reaffirmed the Line of Credit note in the amount of $4,000,000 from February 28, 2012 through November 30, 2012. Borrowings are evidenced by the Promissory Note dated February 23, 1996. A copy of the Reaffirmation of the Line of Credit is filed as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits

(10)(co)	Reaffirmation Line of Credit, dated February 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 29, 2012	MET-PRO CORPORATION

By: /s/ Gary J. Morgan
Gary J. Morgan,
Senior Vice President - Finance and
Chief Financial Officer

Exhibit Index

Exhibit	Description

(10)(co)	Reaffirmation Line of Credit, dated February 10, 2012